Stockholders' Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholders' Equity	Stockholders’ Equity
Preferred Stock
Authorized preferred stock may be issued in one or more series, with designations, powers and preferences as shall be designated by the Board of Directors. At December 31, 2019, there were no shares of preferred stock issued.
Common Stock
On November 7, 2017, the Company issued 17 million shares of common stock at $24.00 per share before expenses in an underwritten registered public offering. This equity offering resulted in proceeds, net of transaction costs, of $397.8 million.  In December 2017, the Company used the proceeds from the equity offering to redeem all of the Senior Notes due 2019 (see Note 10).
Dividends
Under the ABL facility, there is no limit on dividend declarations or payments provided that the undrawn availability, after giving effect to a particular dividend payment, is at least the greater of $150 million and 30% of the maximum revolving credit availability, and no event of default under the ABL facility has occurred and is continuing or would result from paying the dividend.  In addition, there is no limit on dividend declarations or payments if the undrawn availability is less than the greater of $150 million and 30% of the maximum revolving credit advance amount but more than the greater of $75 million and 15% of the maximum revolving credit advance amount, if (i) no event of default has occurred and is continuing or would result from paying the dividend, (ii) the Company demonstrates to the administrative agent that, prior to and after giving effect to the payment of the dividend (A) the undrawn availability, as measured both at the time of the dividend payment and as an average for the 60 consecutive day period immediately preceding the dividend payment, is at least the greater of $75 million and 15% of the maximum revolving credit availability, and (B) the Company maintains a fixed charge coverage ratio of at least 1.00:1.00, as calculated in accordance with the terms of the ABL facility.
Share-based Compensation
During 2015, the Company adopted the Allegheny Technologies Incorporated 2015 Incentive Plan (the “2015 Incentive Plan”). In May 2017, the Company adopted the Allegheny Technologies Incorporated 2017 Incentive Plan (the “2017 Incentive Plan”).
Upon adoption of the 2017 Incentive Plan, all new awards are being made under the 2017 Incentive Plan. Shares previously remaining available for grant under the 2015 Incentive Plan, or which become available for award due to the forfeiture or cancellation of prior awards under the 2015 Incentive Plan, are available for award under the 2017 Incentive Plan. Outstanding grants previously made under the 2015 Incentive Plan remain in effect in accordance with their terms and the terms of their respective Plan.
Awards earned under the Company’s share-based incentive compensation programs are generally paid with shares held in treasury, if sufficient treasury shares are held, and any additional required share payments are made with newly issued shares. At December 31, 2019, 4.1 million shares of common stock were available for future awards under the 2017 Incentive Plan. The general terms of each arrangement granted under the 2015 Incentive Plan or the 2017 Incentive Plan, and predecessor plans, the method of estimating fair value for each arrangement, and award activity is reported below.
Beginning in 2016, the Company implemented a new share-based incentive compensation program, the Long-Term Incentive Plan (LTIP). The LTIP consists of both Restricted Share Units (RSU) and Performance Share Units (PSU).
For years prior to 2016, the Company’s two principal share-based incentive compensation programs were the Performance/Restricted Stock Program (PRSP) of nonvested stock awards and the Long-Term Performance Plan (LTPP). The LTPP was adopted in 2014 and included performance shares under the Total Shareholder Return (TSR) portion and nonvested stock awards under the Long-Term Shareholder Value (LTSV) portion.
Nonvested stock awards/units:
Restricted Share Units: Beginning in 2016, annual awards of RSUs were granted to employees, with service conditions. RSUs are rights to receive shares of Company stock when the award vests. The RSUs generally vest over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. No dividends are accumulated or paid on the RSUs. The fair value of the RSU award is measured based on the stock price at the grant date. In 2017, 2018 and 2019, 320,808, 253,393 and 345,400 RSUs, respectively, were awarded to employees under the LTIP. In February 2019, one-third of the 2016, 2017 and 2018 RSU awards vested, comprising 175,287, 102,188 and 83,312 shares, respectively. In February 2018, one-third of the 2016 and 2017 RSU awards vested, comprising 178,335 and 102,279 shares, respectively. In February 2017, one-third of the 2016 RSU award vested, comprising 190,421 shares.
Nonvested stock awards: Prior to 2016, awards of nonvested stock were granted to employees under the PRSP, with either performance and/or service conditions. Awards of nonvested stock are also granted to non-employee directors, with service conditions. For nonvested stock awards, dividend equivalents, whether in stock or cash form, accumulate but are not paid until the underlying award vests.
LTSV awards vest at the end of a three-year measurement period subject to the achievement, in whole or in part, of specified operational goals. At December 31, 2017, 60% of the operational goals for the 2015 LTSV were attained and 73,734 shares vested and 49,148 shares were forfeited. As of December 31, 2017, there were no remaining LTSV awards outstanding.
The fair value of nonvested stock awards is measured based on the stock price at the grant date, adjusted for non-participating dividends, as applicable, based on the current dividend rate. For nonvested stock awards to employees in 2012, 2013, 2014 and 2015 under the Company’s PRSP, one-half of the nonvested stock (“performance shares”) vested only on the attainment of an income target, measured cumulatively over a three-year period. The remaining nonvested stock awarded to most employees under the 2015 PRSP vests over a service period of three years; for certain senior executives this service period is five years for the 2015 award. The remaining PRSP nonvested stock awarded to employees under the 2012, 2013 and 2014 vest over a service period of five years, with accelerated vesting to three years if the performance shares’ vesting criterion was attained. Expense for each of these awards was recognized based on estimates of attaining the performance criterion, including estimated forfeitures. The three-year cumulative income statement metrics in 2012, 2013, 2014 and 2015 PRSP awards were not met, and performance share forfeitures were 171,083, 244,899, 214,571 and 196,196 shares, respectively. The remaining service portion of the 2014 PRSP, comprising 207,751 shares, vested in February 2019. The remaining service portion of the 2013 PRSP, comprising 233,896 shares, vested in February 2018. The remaining service portion of the 2012 PRSP, comprising of 166,929 shares, vested in February 2017. The remaining service portion of the 2015 PRSP for all employees except certain senior executives, comprising of 126,585 shares, vested at December 31, 2017. Vesting of the remaining service portion of the 2015 PRSP awards for certain senior executives continues over the five-year service period through February 2020.
Compensation expense related to all nonvested stock awards and units was $9.8 million in 2019, $9.7 million in 2018, and $9.8 million in 2017. Approximately $5.9 million of unrecognized fair value compensation expense relating to nonvested stock awards and restricted stock units is expected to be recognized through 2022, including $4.6 million expected to be recognized in 2020, based on estimated service period forfeitures. Activity under the Company’s nonvested stock awards and restricted share units for the years ended December 31, 2019, 2018, and 2017 was as follows:

(Shares in thousands, $ in millions)	2019		2018		2017
	Number of shares/units	Weighted Average Grant Date Fair Value	Number of shares/units	Weighted Average Grant Date Fair Value	Number of shares	Weighted Average Grant Date Fair Value
Nonvested, beginning of year	1,055	$28.3	1,320	$32.5	1,852	$51.5
Granted	396	10.8	290	7.8	378	7.1
Vested	(681)	(14.5)	(540)	(11.7)	(591)	(16.9)
Forfeited	(14)	(0.4)	(15)	(0.3)	(319)	(9.2)
Nonvested, end of year	756	$24.2	1,055	$28.3	1,320	$32.5

Performance awards:
Performance Share Units: In 2016, the Company established the PSU award. PSU award opportunities are determined at a target number of shares, and the number of shares awarded is based on attainment of two ATI financial performance metrics. The metrics for awards through 2018 measured (1) net income attributable to ATI and (2) return on invested capital, over a three-year performance period. The metrics for the 2019 award measured (1) net income attributable to ATI and (2) return on capital employed, over a three-year performance period. For certain senior executives, the number of PSUs to be awarded based on the performance criteria is modified up or down by up to 20% based on the Company’s relative total shareholder return over the performance measurement period (“TSR Modifier”), but not above the maximum number of PSUs to be vested. The TSR Modifier is measured as the return of the Company’s stock price (including assumed dividend reinvestment, if any) at the end of the performance period as compared to the stock prices (including assumed dividend reinvestment, if any) of a group of industry peers. The fair value of the PSU award is measured based on the stock price at the grant date, including the effect of the TSR Modifier. The fair value of the TSR Modifier is estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over a three-year time horizon matching the TSR performance measurement period.
In 2017, 2018 and 2019, the Company awarded 589,980, 456,318 and 479,364 share units, respectively, at the target level with a weighted average grant date fair value of $12.4 million, $12.9 million and $14.7 million respectively. The 2017 PSU performance, and share units, each have a threshold attainment of 25% and a maximum attainment of 150% of the target financial performance metrics and target share units, measured over the applicable three-year performance period. The 2018 and 2019 PSU performance, and share units, each have a threshold attainment of 25% and a maximum attainment of 200% of the target financial performance metrics and target share units, measured over the applicable three-year performance period. At December 31, 2019, a maximum of 1.8 million shares have been reserved for issuance for the PSU awards. At December 31, 2019, the 2017 PSU awards vested above target and at +20% for the TSR Modifier, resulting in the issuance of 669,898 shares. At December 31, 2018, the 2016 PSU awards vested with financial performance attainment between threshold and target and at +20% for the TSR Modifier, resulting in the issuance of 329,897 shares. Aggregate compensation expense recognized over the three year performance periods for the 2018 and 2019 PSU awards could range from zero to $51 million, including estimated forfeitures, based on the actual financial performance attained. Compensation expense for the PSUs during the performance period is recognized based on estimates of attaining the performance criteria, including estimated forfeitures, which is evaluated on a quarterly basis. The Company recognized $3.8 million, $11.4 million and $14.6 million of compensation expense in 2017, 2018 and 2019, respectively, for the PSU awards. As of December 31, 2019, ATI estimates achieving financial performance attainment for the 2018 and 2019 PSU awards slightly above target levels. Based on these estimates, there is $12.9 million of cumulative unrecognized compensation expense remaining for the PSU awards, including estimated forfeitures, which is expected to be recognized over the remaining performance periods through fiscal year 2021. This includes $7.7 million expected to be recognized in 2020. Forfeited share units in 2017, 2018 and 2019 were 67,521, 21,848 and 48,598, respectively, with a weighted average grant date fair value of $1.0 million, $0.5 million and $1.1 million, respectively.
Total Shareholder Return: Award opportunities under the TSR portion of the formerly-used LTPP incentive compensation program were determined at a target number of shares, and performance equity awards paid out based on the measured return of the Company’s stock price and dividend performance at the end of three-year periods as compared to the stock price and dividend performance of a group of industry peers. The actual number of shares awarded at the end of the performance measurement period may range from a minimum of zero to a maximum of two times target. Fair values for these performance awards were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the total shareholder return performance measurement periods. Compensation expense was $3.6 million in 2017 for the TSR awards. As of December 31, 2017, there were no remaining TSR awards under the LTPP outstanding.